UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 26, 2010

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (603) 589-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On July 26, 2010, Ezenia! Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Meeting”).  At the Meeting, the stockholders of the Company elected Khoa D. Nguyen and George Q. Stevens as directors, each to serve for a term of three years and until his successor is duly elected and qualified, and also ratified the appointment of Caturano and Company, P.C. as the independent auditors of the Company for fiscal year 2010 (which includes, if approved by the audit committee of the board of directors, the subsequent engagement of McGladrey & Pullen, LLP as described in the Company’s proxy statement for the Meeting).

As of the record date for the Meeting, there were 15,526,820 shares of common stock of the Company outstanding and entitled to vote.  The 13,019,474 shares represented at the Meeting were voted as follows:

	For	Withheld		Broker Non-Votes
Khoa Nguyen	4,343,551	940,041		7,735,882
George Q. Stevens	3,551,763	1,731,829		7,735,882

	For	Against	Abstain	Non-Votes

Ratification of Appointment of Caturano and Company, P.C.	10,100,818	1,234,722	1,683,934	-0-

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: July 28, 2010	By:	/s/ Thomas J. McCann
Thomas J. McCann
Chief Financial Officer